Exhibit 99.1

NEWS RELEASE
For information contact:
Kevin B. Habicht
Chief Financial Officer
(407) 265-7348	FOR IMMEDIATE RELEASE
May 2, 2007

RECORD FIRST QUARTER OPERATING RESULTS

ANNOUNCED BY NATIONAL RETAIL PROPERTIES, INC.

Orlando, Florida, May 2, 2007 – National Retail Properties, Inc. (NYSE: NNN), a real estate investment trust, today announced record operating results for the quarter ended March 31, 2007, including a 20.3% increase in revenues and a 19.5% increase in funds from operations (“FFO”) per share compared to the same period for 2006. Highlights include:

Operating Results:

•	Revenues and net earnings and FFO available to common shareholders:

	Quarter Ended March 31,
	2007	2006
	(in thousands, except per share data)
Revenues	$42,713	$35,505

Net earnings available to common shareholders	$25,008	$22,446
Net earnings per common share (diluted)	$0.41	$0.39

FFO available to common shareholders	$29,610	$23,627
FFO per common share (diluted)	$0.49	$0.41

•	Investment Portfolio occupancy was 97.9% at March 31, 2007.

Investments and Dispositions for the quarter ended March 31, 2007:

•	Investments:

•	$66.6 million in the Investment Portfolio, including acquiring 25 properties with an aggregate 114,000 square feet of gross leasable area

•	$15.9 million in the Inventory Portfolio, including acquiring 3 properties

•	Dispositions:

•	Five Investment properties with an aggregate 60,000 square feet of gross leasable area, with net proceeds of $7.5 million, resulting in a gain of $1.8 million

•	23 Inventory properties with net proceeds of $57.5 million

450 S. Orange Ave., Suite 900 Orlando, FL 32801 (800) NNN-REIT www.nnnreit.com

Capital transactions for the quarter ended March 31, 2007:

•	In January, the company redeemed all 1,781,589 shares of Series A 9% Preferred Stock at the liquidation value of $25.00 per share, for $44,540,000

•	Issued 699,346 shares of common stock generating $16.7 million of net proceeds pursuant to the Dividend Reinvestment and Stock Purchase Plan

•

In March, the company issued 5,000,000 shares of common stock at $24.70 per share, generating $118.1 million of net proceeds. Additionally, the underwriters’ over allotment option was exercised and the company issued 750,000 shares on April 2, 2007, generating net proceeds of $17.7 million.

The company also announced that it currently expects full-year investment property acquisitions to total approximately $400-$450 million in 2007, including more than $300 million of acquisitions expected to close during the first six months of 2007. Craig Macnab, Chief Executive Officer, commented; “We are happy to report record operating results for the first quarter highlighted by a 19% increase in FFO per share. With our fully diversified portfolio, our strong acquisition pipeline and continued execution of our strategy, I am encouraged about the outlook for NNN.”

National Retail Properties invests primarily in high-quality retail properties subject generally to long-term, net leases. As of March 31, 2007, the company owned 730 Investment properties in 44 states with a gross leasable area of approximately 9.4 million square feet. For more information on the company, visit www.nnnreit.com.

Management will hold a conference call on May 2, 2007 at 2:00 p.m. EDT to review these results. The call can be accessed on National Retail’s web site live at http://www.nnnreit.com. For those unable to listen to the live broadcast, a replay will be available on the company’s web site. In addition, a summary of any earnings guidance given on the call will be posted to the company’s web site.

Statements in this press release that are not strictly historical are “forward-looking” statements. Forward-looking statements involve known and unknown risks, which may cause the company’s actual future results to differ materially from expected results. These risks include, among others, general economic conditions, local real estate conditions, changes in interest rates, increases in operating costs, the availability of capital, and the profitability of the company’s taxable subsidiary. Additional information concerning these and other factors that could cause actual results to differ materially from those forward-looking statements is contained from time to time in the company’s Securities and Exchange Commission (“SEC”) filings, including, but not limited to, the company’s Annual Report on Form 10-K. Copies of each filing may be obtained from the company or the SEC. Consequently, such forward-looking statements should be regarded solely as reflections of the company’s current operating plans and estimates. Actual operating results may differ materially from what is expressed or forecast in this press release. National Retail undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date these statements were made.

Funds From Operations, commonly referred to as FFO, is a relative non-GAAP financial measure of operating performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is defined by the National Association of Real Estate Investment Trusts and is used by the company as follows: net earnings (computed in accordance with GAAP) plus depreciation and amortization of assets unique to the real estate industry, excluding gains (or including losses) on the disposition of real estate held for investment, and the company’s share of these items from the company’s unconsolidated partnerships.

FFO is generally considered by industry analysts to be the most appropriate measure of performance of real estate companies. FFO does not necessarily represent cash provided by operating activities in accordance with GAAP and should not be considered an alternative to net earnings as an indication of the company’s performance or to cash flow as a measure of liquidity or ability to make distributions. Management considers FFO an appropriate measure of performance of an equity REIT because it primarily excludes the assumption that the value of the real estate assets diminishes predictably over time, and because industry analysts have accepted it as a performance measure. The company’s computation of FFO may differ from the methodology for calculating FFO used by other equity REITs, and therefore, may not be comparable to such other REITs.

The company has determined that there are earnings from discontinued operations in each of its segments, real estate held for investment and real estate held for sale. All property dispositions from the company’s held for investment segment are classified as discontinued operations. In addition, certain properties in the company’s held for sale segment that have generated revenues before disposition are classified as discontinued operations. These held for sale properties have not historically been classified as discontinued operations; prior period comparable condensed consolidated financial statements have been restated to include these properties in its earnings from discontinued operations. These adjustments resulted in a decrease in the company’s reported total revenues and total and per share earnings from continuing operations and an increase in the company’s earnings from discontinued operations. However, the company’s total and per share FFO and net earnings available to common shareholders are not affected.

National Retail Properties, Inc.

(in thousands, except per share data)

(unaudited)

Income Statement Summary	Quarter Ended March 31,
	2007	2006
Revenues:
Rental and earned income	$38,859	$30,825
Real estate expense reimbursement from tenants	1,343	924
Interest and other income from real estate transactions	1,267	1,459
Interest income on mortgage residual interests	1,244	2,297

	42,713	35,505

Disposition of real estate, Inventory Portfolio:
Gross proceeds	825	16,740
Costs	(493)	(10,296)

Gain	332	6,444

Operating expenses:
General and administrative	6,321	6,841
Real estate	1,978	1,401
Depreciation and amortization	6,927	5,238
Impairment – mortgage residual interests valuation adjustment	—	1,820

	15,226	15,300

Other expenses (revenues):
Interest and other income	(1,303)	(815)
Interest expense	11,615	12,080

	10,312	11,265

Income tax benefit	2,922	1,859
Minority interest	370	(3,108)
Equity in earnings (losses) of unconsolidated affiliates	—	(33)

Earnings from continuing operations	20,799	14,102

Earnings from discontinued operations:
Real estate, Investment Portfolio	1,937	7,609
Real estate, Inventory Portfolio, net of income tax expense and minority interest	3,968	1,737

	5,905	9,346

Net earnings	26,704	23,448
Series A Preferred Stock dividends	—	(1,002)
Series B Convertible Preferred Stock dividends	—	(419)
Series C Redeemable Preferred Stock dividends	(1,696)	—

Net earnings available to common shareholders – basic	25,008	22,027
Series B Convertible Preferred Stock dividends, if dilutive	—	419

Net earnings available to common shareholders – diluted	$25,008	$22,446

National Retail Properties, Inc.

(in thousands, except per share data)

(unaudited)

	Quarter Ended March 31,
	2007	2006
Weighted average common shares outstanding:
Basic	60,333	55,408

Diluted	60,472	56,957

Net earnings per share available to common shareholders:
Basic:
Continuing operations	$0.31	$0.23
Discontinued operations	0.10	0.17

Net earnings	$0.41	$0.40

Diluted:
Continuing operations	$0.31	$0.22
Discontinued operations	0.10	0.17

Net earnings	$0.41	$0.39

Supplemental Information:

Contingent percentage rent	$458	$456

Earned income from direct financing leases	$1,822	$2,402
Decrease in real estate classified as direct financing leases	(2,462)	(3,179)

Net direct financing lease adjustment	(640)	(777)
Accrued rental income	691	756

Net lease accounting adjustments	$51	$(21)

Net Inventory Portfolio gain on disposition	$4,669	$4,382

Capitalized interest	$618	$481

Scheduled debt principal amortization (excluding maturities)	$450	$752

National Retail Properties, Inc.

(in thousands, except per share data)

(unaudited)

	Quarter Ended March 31,
	2007	2006
Reconciliation of net earnings to FFO and FFO available to common shareholders:
Net earnings	$26,704	$23,448
Real estate depreciation and amortization:
Continuing operations	6,345	4,626
Discontinued operations	20	1,366
Partnership real estate depreciation	—	140
Gain on disposition of real estate Investment Portfolio	(1,763)	(4,951)

FFO	31,306	24,629
Series A Preferred Stock dividends	—	(1,002)
Series B Convertible Preferred Stock dividends	—	(419)
Series C Redeemable Preferred Stock dividends	(1,696)	—

FFO available to common shareholders – basic	29,610	23,208
Series B Convertible Preferred Stock dividends – if dilutive	—	419

FFO available to common shareholders – diluted	$29,610	$23,627

FFO per share:
Basic	$0.49	$0.42

Diluted	$0.49	$0.41

	Quarter Ended March 31,
	2007		2006
Real Estate Disposition Summary	# of Properties	Gain	# of Properties	Gain
Reconciliation of gain on disposition between continuing and discontinued operations:
Continuing operations	1	$332	1	$6,444
Discontinued operations:
Investment Portfolio	5	1,763	3	4,951
Inventory Portfolio	22	4,337	8	1,160
Minority interest, Inventory Portfolio	—	—	—	(3,222)

	28	$6,432	12	$9,333

Reconciliation of gain on disposition of type:
Inventory Portfolio:
Development	5	$1,796	2	$6,797
Exchange	18	2,873	7	807
Minority interest, Development	—	—	—	(3,222)

Total TRS gain	23	4,669	9	4,382
Investment Portfolio	5	1,763	3	4,951

	28	$6,432	12	$9,333

National Retail Properties, Inc.

(in thousands)

(unaudited)

Earnings from Discontinued Operations – Investment Portfolio: In accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”), the company has classified its investment assets sold and leasehold interests expired subsequent to December 31, 2001, the effective date of SFAS No. 144, as discontinued operations. In addition, the company has classified any investment asset that was held for sale at March 31, 2007, as discontinued operations. The following is a summary of earnings from discontinued operations from the Investment Portfolio.

	Quarter Ended March 31,
	2007	2006
Revenues:
Rental and earned income	$250	$6,306
Real estate expense reimbursement from tenants	1	550
Interest and other income from real estate transactions	59	76

	310	6,932

Expenses:
General and administrative	—	25
Real estate	21	1,596
Depreciation and amortization	20	1,366
Impairment – real estate	95	—
Interest	—	1,287

	136	4,274

Gain on disposition of real estate	1,763	4,951

Earnings from discontinued operations	$1,937	$7,609

Earnings from Discontinued Operations – Inventory Portfolio:

	Quarter Ended March 31,
	2007	2006
Revenues:
Rental income	$2,850	$1,926
Real estate expense reimbursement from tenants	297	48
Interest and other income from real estate transactions	6	—

	3,153	1,974

Disposition of real estate:
Gross proceeds	59,652	9,060
Costs	(55,315)	(7,900)

Gain	4,337	1,160

Expenses:
General and administrative	8	—
Real estate	425	29
Depreciation and amortization	20	—
Interest	302	137

	755	166

Income tax expense	(2,428)	(1,063)
Minority interest	(339)	(168)

Earnings from discontinued operations	$3,968	$1,737

National Retail Properties, Inc.

(in thousands)

Balance Sheet Summary	March 31, 2007	December 31, 2006
	(unaudited)	(Note 1)
Assets:
Cash and cash equivalents	$56,561	$1,675
Restricted cash	36,054	36,587
Receivables, net of allowance	8,312	7,915
Mortgages, notes and accrued interest receivable, net of allowance	32,591	30,945
Real estate, Investment Portfolio:
Accounted for using the operating method, net of accumulated depreciation and amortization:
Held for investment	1,493,312	1,437,792
Held for sale	3,194	3,204
Accounted for using the direct financing method:
Held for investment	68,512	69,787
Held for sale	1,532	1,547
Real estate, Inventory Portfolio, held for sale	190,781	228,159
Mortgage residual interests	29,577	31,512
Accrued rental income, net of allowance	26,826	26,413
Other assets	40,316	41,249

Total assets	$1,987,568	$1,916,785

Liabilities and shareholders’ equity:
Line of credit payable	—	28,000
Mortgages payable	35,442	35,892
Notes payable – secured	24,500	24,500
Notes payable – convertible	172,500	172,500
Notes payable, net of unamortized discount	489,840	489,804
Financing lease obligation	26,041	26,041
Income tax liability	5,050	6,340
Other liabilities	40,256	36,105
Minority interest	1,067	1,098
Shareholders’ equity	1,192,872	1,096,505

Total liabilities and equity	$1,987,568	$1,916,785

Common shares outstanding	65,746	59,823

Gross leasable area, Investment Portfolio	9,395	9,341

Note 1: Amounts are derived from audited consolidated financial statements included in the company’s Form 10-K.

Orange Avenue Mortgage Investments, Inc.

(in thousands)

In May 2005, the company acquired a 78.9 percent equity investment of OAMI for $9.4 million. The company’s 78.9 percent share of OAMI’s net cash flow has been over $18.8 million since May 2005. The following summary represents the balances related to OAMI included in the company’s Balance Sheet and Income Statement Summary:

	March 31, 2007	December 31, 2006
	(unaudited)	(Note 1)
Assets:
Cash and cash equivalents	$1,528	$823
Restricted cash	18,950	17,165
Receivables and other assets	4,696	5,246
Mortgage residual interests	29,577	31,512

	$54,751	$54,746

Liabilities:
Notes payable – secured	$24,500	$24,500
Income tax liability	8,678	9,480
Other liabilities	178	410

	$33,356	$34,390

Minority interest	$1,499	$1,217

	Quarter Ended March 31,
	2007	2006
	(unaudited)	(Note 1)
Revenues:
Interest income on mortgage residual interests	$1,244	$2,297
Interest and other income	295	398

	1,539	2,695
Expenses:
General and administrative	125	170
Amortization	63	66
Impairment – mortgage residual interests valuation adjustment	—	1,820
Interest	613	706

	801	2,762

Income tax expense	(34)	—
Income tax amortization	802	1,358
Minority interest	(282)	(80)

Net earnings	$1,224	$1,211

Note 1:	Amounts are derived from audited consolidated financial statements included in the company’s Form 10-K.

National Retail Properties, Inc.

Investment Portfolio

Top 20 Lines of Trade

		As of March 31,
Line of Trade		2007 (1)	2006 (2)
1.	Convenience stores	18.1%	13.8%
2.	Restaurants – full service	12.1%	5.7%
3.	Drug stores	8.0%	9.7%
4.	Sporting goods	7.1%	7.3%
5.	Consumer electronics	5.8%	5.5%
6.	Books	5.5%	5.8%
7.	Grocery	5.5%	6.3%
8.	Restaurants – limited service	4.8%	2.8%
9.	Furniture	4.1%	4.6%
10.	Travel plazas	3.7%	0.5%
11.	Office supplies	3.7%	4.1%
12.	General merchandise	2.6%	2.6%
13.	Beer, wine and liquor	2.1%	2.1%
14.	Auto dealerships	2.0%	2.1%
15.	Equipment rental	1.9%	1.9%
16.	Home furnishings	1.8%	2.4%
17.	Craft, fabric and novelty	1.8%	1.6%
18.	Automotive parts	1.5%	0.1%
19.	Home improvement	1.4%	1.4%
20.	Jewelry	1.2%	1.2%
	Other	5.3%	18.5%

	Total	100.0%	100.0%

Top 10 States

State		% of Total (1)	State		% of Total (1)
1.	Texas	21.7%	6.	Virginia	3.9%
2.	Florida	13.6%	7.	California	3.7%
3.	Pennsylvania	5.2%	8.	Missouri	3.5%
4.	Georgia	5.1%	9.	Tennessee	3.3%
5.	Illinois	4.4%	10.	Ohio	3.0%

Lease Expirations

	% of Total (1)	# of Properties	Gross Leasable Area(3)		% of Total (1)	# of Properties	Gross Leasable Area(3)
2007	1.0%	10	175,000	2013	5.5%	31	717,000
2008	1.5%	19	321,000	2014	7.0%	38	582,000
2009	2.5%	25	472,000	2015	4.5%	24	627,000
2010	3.8%	37	394,000	2016	4.8%	23	591,000
2011	2.9%	21	347,000	2017	6.7%	27	748,000
2012	4.6%	31	535,000	Thereafter	55.2%	432	3,689,000

(1)	Based on annual base rent of $154,809,000, which is the annualized base rent for all leases in place as of March 31, 2007.
(2)	Based on annual base rent of $147,892,000, which is the annualized base rent for all leases in place as of March 31, 2006.
(3)	Square feet.